UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 15, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As reported by Republic First Bancorp, Inc. (the “Company”) in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on January 20, 2023, the Company received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that a Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request for an extension through February 15, 2023 for the Company to file its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022.

On February 15, 2023, the Panel granted the Company’s request for a further extension through March 10, 2023 for the Company to file its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022.  The Company requested an extension for its Form 10-Q for the three and nine months ended September 30, 2022 due to the Company needing additional time to assess the disclosure controls and procedures of the Company’s internal controls and evaluate the appropriateness of the methodology and assumptions contained in, the model established by the Company’s prior management in connection with the required adoption of FASB’s Topic 326 – Current Expected Credit Losses (“CECL”) accounting standard, effective January 1, 2022.

As previously disclosed, on December 21, 2022, the Company appointed Thomas X. Geisel as its Chief Executive Officer and Michael W. Harrington as its Chief Financial Officer, who have since their appointments been leading the Company’s efforts to file all necessary periodic reports with the Commission, including undertaking the necessary processes to execute the certifications required to be included as exhibits to the Quarterly Report on Form 10-Q for the three months ended September 30, 2022.

In its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed by the Company’s prior management, the Company identified material weaknesses, including in connection with the Company’s implementation of CECL, which replaced the “incurred loss” model for recognizing credit losses with an “expected loss” model.  Specifically, the material weakness related to the failure to establish effective controls over the quantification and review of the transition adjustment from the incurred loss model to the CECL model for purposes of disclosing such transition in the audited footnotes to the consolidated financial statements. Messrs. Geisel and Harrington continue to lead remediation efforts related to this material weakness and have initiated a comprehensive review of the Company’s CECL model and the current internal control structure, as well as the controls that existed to support the previously-filed Forms 10-Q for the periods ended March 31, 2022 and June 30, 2022 and related regulatory filings.  Due to the complexity of the model, its implementation by a different management team through a process that was characterized as a material weakness, the variability of the assumptions utilized, the time needed by external professionals to assist in the validation and the time needed to document the process, the Company requires additional time to finalize the process.

If the Company is unable to file its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022 by March 10, 2023, the common stock of the Company will be subject to delisting on The Nasdaq Global Market.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in this release and in the Company's filings with the Commission. The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The Company and its operations are subject to numerous risks and uncertainties that include: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the impact of the COVID-19 pandemic on our business and results of operation; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rule 5250(c)(1); the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Form 10-K for the fiscal year ended December 31, 2021 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: February 15, 2023	By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Chief Financial Officer

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